AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

     AMENDMENT NO. 4, dated as of February 16, 2000, to the Employment Agreement, dated as of January 3, 1995 (as previously amended by the Amendment to Employment Agreement dated as of May 17, 1995, Amendment No. 2 to Employment Agreement dated as of March 5, 1997, and Amendment No. 3 to Employment Agreement dated as of July 1, 1997, the "Employment Agreement") by and among Finlay Enterprises, Inc., a Delaware corporation, Finlay Fine Jewelry Corporation, a Delaware corporation, and Arthur E. Reiner (the "Executive").

                              W I T N E S S E T H :

     WHEREAS, the parties hereto mutually desire to amend certain provisions of the Employment Agreement;

     NOW, THEREFORE, for good and valuable consideration, the parties hereto agree as follows:

     1. The provisions of Section 4(a) and 4(d) of the Employment Agreement shall be amended so that the following sentence is added at the end of said paragraphs:

     "Notwithstanding anything to the contrary herein contained, the Target Level of EBITA for the 1999 Fiscal Year (i.e., the year ended January 29,
     2000)and all subsequent years shall be adjusted to include only EBITA from the Operating Company's domestic operations and shall eliminate the impact of the disposition of assets of Societe Nouvelle d'Achat de Bijouterie-SONAB ("Sonab"), the liquidation of the balance of the net assets of Sonab following said disposition and the closure of the Sonab operation."

     2. Except as amended hereby, the Employment Agreement shall remain in full force and effect, without change or modification. The Employment Agreement, together with this Amendment No. 4, is intended by the parties as a final expression of their agreement and understanding in respect of the subject matter contained herein and therein. The Employment Agreement and this Amendment No. 4 supersede all prior agreements and understandings between the parties with respect to such subject matter.

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     3. This  instrument  may be executed in two or more  counterparts,  each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     4. Terms defined in the Employment Agreement and not otherwise defined herein shall have the meanings set forth in the Employment Agreement.

     IN WITNESS WHEREOF, the parties hereto have signed this Amendment No. 4 as of the day and year first above written.


                                            /s/ Arthur E. Reiner
                                            -----------------------------------
                                            Arthur E. Reiner


                                            FINLAY ENTERPRISES, INC.


                                             By:  /s/ Bruce Zurlnick
                                            -----------------------------------
                                             Name:  Bruce Zurlnick
                                             Title: Senior Vice President
                                              and Chief Financial Officer


                                             FINLAY FINE JEWELRY CORPORATION


                                             By:  /s/ Bruce Zurlnick
                                            -----------------------------------
                                             Name:  Bruce Zurlnick
                                             Title: Senior Vice President
                                              and Chief Financial Officer





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